Exhibit 99.1
News Release

Contact:	Elizabeth Keating Corporate Communications 312-394-7417 Andrew Plenge Investor Relations 312-394-2345
EXELON REPORTS FIRST QUARTER 2022 RESULTS
Earnings Release Highlights
•Exelon completed the separation of Constellation Energy Corporation (Constellation), Exelon’s former power generation and competitive energy business, becoming the nation’s premier transmission and distribution utility company
•GAAP Net Income from Continuing Operations of $0.49 per share and Adjusted (non-GAAP) Operating Earnings of $0.64 per share for the first quarter of 2022; Constellation’s results have been reclassified to discontinued operations
•Reaffirming range for full year 2022 Adjusted (non-GAAP) Operating Earnings guidance of $2.18-$2.32 per share
•Continued strong utility operational performance, including ComEd delivering the most reliable service for customers in the first three months of the year for any year on record
•A settlement was approved by the Maryland Public Service Commission (MDPSC) in Delmarva Power Maryland’s electric distribution rate case in March
•PECO filed a gas distribution rate case with the Pennsylvania Public Utility Commission (PAPUC) in March, seeking an increase in base rates to support significant investments in infrastructure to provide safe and reliable natural gas service and reduce methane emissions
•ComEd filed its last annual distribution formula rate update with the Illinois Commerce Commission (ICC) in April seeking an increase in base rates for 2023 to support investments needed to sustain record-level reliability performance and increase the integration of renewable energy into the system

CHICAGO (May 9, 2022) — Exelon Corporation (Nasdaq: EXC) today reported its financial results for the first quarter of 2022.

“The first quarter was a milestone for Exelon as we successfully completed our separation of the generation business and embarked on our path as the nation’s premier transmission and distribution utility company,” said Exelon’s President and CEO Chris Crane. “At the same time, our focus on the fundamentals of operational and financial execution continued. Beyond delivering reliable and safe energy to our over 10 million customers, we also continued to live our core values. We awarded $2.4 million in scholarships to 24 students attending Historically Black Colleges and Universities, and opened applications for our $36 million Racial Equity Capital Fund to increase access to funding for small, minority-owned businesses in under-served communities.”

“Adjusted (non-GAAP) Operating Earnings of $0.64 per share in the first quarter was driven in part by the recovery of costs associated with ongoing infrastructure investments to improve reliability and resiliency, enhance service for our customers and prepare the grid for a clean energy future,” said Exelon CFO Joe Nigro. “Our grid modernization investments, enabled by constructive regulatory relationships, continue to drive solid operational results and stable earnings across our utilities. For the remainder of the year, we will continue to deliver on our financial commitments and reaffirm our full-year Adjusted (non-GAAP) Operating Earnings guidance range of $2.18 to $2.32 per share.”
First Quarter 2022
Exelon's GAAP Net Income from Continuing Operations for the first quarter of 2022 decreased to $0.49 per share from $0.53 GAAP Net Income from Continuing Operations per share in the first quarter of 2021. Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 increased to $0.64 per share from $0.55 per share in the first quarter of 2021. For the reconciliations of GAAP Net Income from Continuing Operations to Adjusted (non-GAAP) Operating Earnings, refer to the tables beginning on page 4.
Adjusted (non-GAAP) Operating Earnings in the first quarter of 2022 primarily reflect:
•Higher utility earnings primarily due to higher electric distribution earnings at ComEd from higher rate base and higher allowed electric distribution ROE due to an increase in treasury rates and rate increases at PECO, BGE, and PHI, partially offset by higher depreciation expense at BGE and PHI.
•Higher earnings at the Exelon holding company due to certain BSC costs that were historically allocated to Constellation Energy Generation, LLC (Generation) but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules; one month of costs included in the first quarter of 2022 for the period prior to separation compared to three months of costs included in the first quarter of 2021.

Operating Company Results1
ComEd
ComEd's first quarter of 2022 GAAP Net Income decreased to $188 million from $197 million in the first quarter of 2021. ComEd's Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 decreased to $193 million from $198 million in the first quarter of 2021, primarily due to the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement, partially offset by increases in electric distribution formula rate earnings (reflecting the impacts of higher rate base and higher allowed electric distribution ROE due to an increase in treasury rates). Due to revenue decoupling, ComEd's distribution earnings are not affected by actual weather or customer usage patterns.
PECO
PECO’s first quarter of 2022 GAAP Net Income increased to $206 million from $167 million in the first quarter of 2021. PECO's Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 increased to $208 million from $170 million in the first quarter of 2021, primarily due to distribution rate increases.
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1Exelon’s four business units include ComEd, which consists of electricity transmission and distribution operations in northern Illinois; PECO, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in southeastern Pennsylvania; BGE, which consists of electricity transmission and distribution operations and retail natural gas distribution operations in central Maryland; and PHI, which consists of electricity transmission and distribution operations in the District of Columbia and portions of Maryland, Delaware, and New Jersey and retail natural gas distribution operations in northern Delaware.
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BGE
BGE’s first quarter of 2022 GAAP Net Income decreased to $198 million from $209 million in the first quarter of 2021. BGE's Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 decreased to $200 million from $211 million in the first quarter of 2021, primarily due an increase in depreciation and various expenses, partially offset by favorable impacts of the multi-year plans. Due to revenue decoupling, BGE's distribution earnings are not affected by actual weather or customer usage patterns.
PHI
PHI’s first quarter of 2022 GAAP Net Income increased to $130 million from $128 million in the first quarter of 2021. PHI’s Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 increased to $136 million from $130 million in the first quarter of 2021, primarily due to distribution and transmission rate increases, partially offset by an increase in storm costs and depreciation expense. Due to revenue decoupling, PHI's distribution earnings related to Pepco Maryland, DPL Maryland, Pepco District of Columbia, and ACE are not affected by actual weather or customer usage patterns.
Recent Developments and First Quarter Highlights
•ComEd Distribution Formula Rate: On April 15, 2022, ComEd filed its annual distribution formula rate update with the ICC. The ICC approval is due by December 2022 and the rates will take effect in January 2023. The filing request includes an increase of $144 million for the initial year revenue requirement for 2023 and an increase of $55 million related to the annual reconciliation for 2021. The revenue requirement for 2023 provides for a weighted average debt and equity return on distribution rate base of 5.94%, inclusive of an allowed ROE of 7.85%, reflecting the average monthly yields for 30-year treasury bonds plus 580 basis points. The reconciliation revenue requirement for 2021 provides for a weighted average debt and equity return on distribution rate base of 5.91%, inclusive of an allowed ROE of 7.78%, reflecting the average monthly yields for 30-year treasury bonds plus 580 basis points less a performance metrics penalty of 7 basis points. This is ComEd's last performance-based electric distribution formula rate update filing, which sunsets at the end of 2022.
•PECO Pennsylvania Natural Gas Distribution Rate Case: On March 31, 2022, PECO filed an application with the PAPUC to increase its annual natural gas rates by $82 million, reflecting an ROE of 10.95%. PECO currently expects a decision in the fourth quarter of 2022 but cannot predict if the PAPUC will approve the application as filed.
•DPL Maryland Electric Base Rate Case: On March 2, 2022, the MDPSC issued an order approving a $13 million increase in in DPL's annual electric distribution revenues, reflecting an ROE of 9.60%. The rates were effective on March 2, 2022.
•Financing Activities:
◦On March 7, 2022, Exelon Corporate issued $2,000 million of notes, consisting of $650 million of its 2.75% notes due March 15, 2027, $650 million of its 3.35% notes due March 15, 2032, and $700 million of its 4.10% notes due March 15, 2052. Exelon used the proceeds to repay existing indebtedness and for general corporate purposes.
◦On March 15, 2022, ComEd issued $750 million of First Mortgage Bonds, consisting of $300 million of its First Mortgage 3.15% Bonds, Series 132, due March 15, 2032 and $450 million of its First Mortgage 3.85% Bonds, Series 133, due March 15, 2052. ComEd used the proceeds to repay a portion of outstanding commercial paper obligations and to fund other general corporate purposes.
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◦On March 24, 2022, Pepco issued $400 million of its First Mortgage Bonds, 3.97% Series due March 24, 2052. Pepco used the proceeds to repay existing indebtedness and for general corporate purposes.
GAAP/Adjusted (non-GAAP) Operating Earnings Reconciliation
Adjusted (non-GAAP) Operating Earnings for the first quarter of 2022 do not include the following items (after tax) that were included in reported GAAP Net Income from Continuing Operations:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2022 GAAP Net Income (Loss) from Continuing Operations	$0.49	$481	$188	$206	$198	$130
ERP System Implementation Costs (net of taxes of $0)	—	1	—	—	—	—
Separation Costs (net of taxes of $7, $2, $1, $1, and $1, respectively)	0.02	17	5	2	2	4
Income Tax-Related Adjustments (entire amount represents tax expense)	0.14	134	—	—	—	3
2022 Adjusted (non-GAAP) Operating Earnings	$0.64	$634	$193	$208	$200	$136
Adjusted (non-GAAP) Operating Earnings for the first quarter of 2021 do not include the following items (after tax) that were included in reported GAAP Net Income from Continuing Operations:

(in millions, except per share amounts)	Exelon Earnings per Diluted Share	Exelon	ComEd	PECO	BGE	PHI
2021 GAAP Net Income (Loss) from Continuing Operations	$0.53	$525	$197	$167	$209	$128
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $1)	—	(1)	—	—	—	—
COVID-19 Direct Costs (net of taxes of $1, $0, and $1, respectively)	—	2	—	1	1	—
Acquisition Related Costs (net of taxes of $2)	0.01	6	—	—	—	—
ERP System Implementation Costs (net of taxes of $2, $0, $0, and $0, respectively)	0.01	5	—	1	1	1
Separation Costs (net of taxes of $1, $0, $0, and $0, respectively)	0.01	5	1	1	—	1
2021 Adjusted (non-GAAP) Operating Earnings	$0.55	$542	$198	$170	$211	$130

Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income (Loss) from Continuing Operations and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the
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income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2022 and 2021 ranged from 24.0% to 29.0%.

Webcast Information
Exelon will discuss first quarter 2022 earnings in a conference call scheduled for today at 9 a.m. Central Time (10 a.m. Eastern Time). The webcast and associated materials can be accessed at www.exeloncorp.com/investor-relations.
About Exelon
Exelon is a Fortune 200 company and the nation’s largest utility company, serving more than 10 million customers through six fully regulated transmission and distribution utilities — Atlantic City Electric (ACE), Baltimore Gas and Electric (BGE), Commonwealth Edison (ComEd), Delmarva Power & Light (DPL), PECO Energy Company (PECO), and Potomac Electric Power Company (Pepco). More than 18,000 Exelon employees dedicate their time and expertise to supporting our communities through reliable, affordable and efficient energy delivery, workforce development, equity, economic development and volunteerism. Follow Exelon on Twitter @Exelon.
Non-GAAP Financial Measures
In addition to net income as determined under generally accepted accounting principles in the United States (GAAP), Exelon evaluates its operating performance using the measure of Adjusted (non-GAAP) Operating Earnings because management believes it represents earnings directly related to the ongoing operations of the business. Adjusted (non-GAAP) Operating Earnings exclude certain costs, expenses, gains and losses, and other specified items. This measure is intended to enhance an investor’s overall understanding of period over period operating results and provide an indication of Exelon’s baseline operating performance excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this measure is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. Adjusted (non-GAAP) Operating Earnings is not a presentation defined under GAAP and may not be comparable to other companies’ presentation. Exelon has provided the non-GAAP financial measure as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Adjusted (non-GAAP) Operating Earnings should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP Net Income measures provided in this earnings release and attachments. This press release and earnings release attachments provide reconciliations of Adjusted (non-GAAP) Operating Earnings to the most directly comparable financial measures calculated and presented in accordance with GAAP, are posted on Exelon’s website: www.exeloncorp.com, and have been furnished to the Securities and Exchange Commission on Form 8-K on May 9, 2022.
Cautionary Statements Regarding Forward-Looking Information
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.
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The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' First Quarter 2022 Quarterly Report on Form 10-Q (to be filed on May 9, 2022) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 12, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.
Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.

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Earnings Release Attachments

Consolidating Statements of Operations
(unaudited)
(in millions)

	ComEd	PECO	BGE	PHI	Other (a)	Exelon
Three Months Ended March 31, 2022
Operating revenues	$1,734	$1,047	$1,154	$1,404	$(12)	$5,327
Operating expenses
Purchased power and fuel	638	407	454	579	—	2,078
Operating and maintenance	351	247	218	299	63	1,178
Depreciation and amortization	321	92	171	218	15	817
Taxes other than income taxes	96	47	76	119	16	354
Total operating expenses	1,406	793	919	1,215	94	4,427
Operating income (loss)	328	254	235	189	(106)	900
Other income and (deductions)
Interest expense, net	(100)	(41)	(35)	(69)	(93)	(338)
Other, net	12	7	7	17	94	137
Total other income and (deductions)	(88)	(34)	(28)	(52)	1	(201)
Income from continuing operations before income taxes	240	220	207	137	(105)	699
Income taxes	52	14	9	7	136	218
Net income from continuing operations after income taxes	188	206	198	130	(241)	481
Net income (loss) from discontinued operations after income taxes	—	—	—	—	117	117
Net income (loss)	188	206	198	130	(124)	598
Net income attributable to noncontrolling interests	—	—	—	—	1	1
Net income (loss) attributable to common shareholders	$188	$206	$198	$130	$(125)	$597

Three Months Ended March 31, 2021
Operating revenues	$1,535	$889	$974	$1,244	$(10)	$4,632
Operating expenses
Purchased power and fuel	527	316	331	479	(2)	1,651
Operating and maintenance	316	234	197	256	80	1,083
Depreciation and amortization	292	86	152	210	17	757
Taxes other than income taxes	75	43	72	113	14	317
Total operating expenses	1,210	679	752	1,058	109	3,808
Operating income (loss)	325	210	222	186	(119)	824
Other income and (deductions)
Interest expense, net	(96)	(38)	(34)	(67)	(83)	(318)
Other, net	7	5	8	17	21	58
Total other income and (deductions)	(89)	(33)	(26)	(50)	(62)	(260)
Income from continuing operations before income taxes	236	177	196	136	(181)	564
Income taxes	39	10	(13)	8	(5)	39
Net income from continuing operations after income taxes	197	167	209	128	(176)	525
Net income (loss) from discontinued operations after income taxes	—	—	—	—	(789)	(789)
Net income (loss)	197	167	209	128	(965)	(264)
Net income attributable to noncontrolling interests	—	—	—	—	25	25
Net income (loss) attributable to common shareholders	$197	$167	$209	$128	$(990)	$(289)

Change in Net income from continuing operations 2021 to 2022	$(9)	$39	$(11)	$2	$(65)	$(44)
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(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.

Exelon
Consolidated Balance Sheets
(unaudited)
(in millions)

	March 31, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$2,476	$672
Restricted cash and cash equivalents	430	321
Accounts receivable
Customer accounts receivable	2,365	2,189
Customer allowance for credit losses	(389)	(320)
Customer accounts receivable, net	1,976	1,869
Other accounts receivable	1,148	1,068
Other allowance for credit losses	(81)	(72)
Other accounts receivable, net	1,067	996
Inventories, net
Fossil fuel and emission allowances	39	105
Materials and supplies	473	476
Regulatory assets	1,221	1,296
Other	463	387
Current assets of discontinued operations	—	7,835
Total current assets	8,145	13,957
Property, plant, and equipment, net	65,465	64,558
Deferred debits and other assets
Regulatory assets	8,200	8,224
Investments	244	250
Goodwill	6,630	6,630
Receivable related to Regulatory Agreement Units	2,969	—
Other	1,045	885
Property, plant, and equipment, deferred debits, and other assets of discontinued operations	—	38,509
Total deferred debits and other assets	19,088	54,498
Total assets	$92,698	$133,013

	March 31, 2022	December 31, 2021
Liabilities and shareholders’ equity
Current liabilities
Short-term borrowings	$1,900	$1,248
Long-term debt due within one year	2,154	2,153
Accounts payable	2,175	2,379
Accrued expenses	1,029	1,137
Payables to affiliates	6	5
Regulatory liabilities	394	376
Mark-to-market derivative liabilities	—	18
Unamortized energy contract liabilities	13	89
Other	964	766
Current liabilities of discontinued operations	—	7,940
Total current liabilities	8,635	16,111
Long-term debt	35,008	30,749
Long-term debt to financing trusts	390	390
Deferred credits and other liabilities
Deferred income taxes and unamortized investment tax credits	11,089	10,611
Asset retirement obligations	273	271
Pension obligations	1,447	2,051
Non-pension postretirement benefit obligations	800	811
Regulatory liabilities	9,192	9,628
Mark-to-market derivative liabilities	144	201
Unamortized energy contract liabilities	42	146
Other	2,187	1,573
Long-term debt, deferred credits, and other liabilities of discontinued operations	—	25,676
Total deferred credits and other liabilities	25,174	50,968
Total liabilities	69,207	98,218
Commitments and contingencies
Shareholders’ equity
Common stock	20,299	20,324
Treasury stock, at cost	(123)	(123)
Retained earnings	4,028	16,942
Accumulated other comprehensive loss, net	(713)	(2,750)
Total shareholders’ equity	23,491	34,393
Noncontrolling interests	—	402
Total equity	23,491	34,795
Total liabilities and shareholders’ equity	$92,698	$133,013

Exelon
Consolidated Statements of Cash Flows
(unaudited)
(in millions)

	Three Months Ended March 31,
	2022	2021
Cash flows from operating activities
Net income	$598	$(264)
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation, amortization, and accretion, including nuclear fuel and energy contract amortization	1,024	2,104
Asset impairments	—	1
Gain on sales of assets and businesses	(10)	(71)
Deferred income taxes and amortization of investment tax credits	110	(142)
Net fair value changes related to derivatives	(59)	(178)
Net realized and unrealized losses (gains) on NDT funds	205	(118)
Net unrealized losses on equity investments	16	23
Other non-cash operating activities	232	(170)
Changes in assets and liabilities:
Accounts receivable	(711)	(372)
Inventories	125	77
Accounts payable and accrued expenses	291	(176)
Option premiums (paid) received, net	(39)	16
Collateral received, net	1,142	273
Income taxes	77	113
Pension and non-pension postretirement benefit contributions	(574)	(537)
Other assets and liabilities	(645)	(1,840)
Net cash flows provided by (used in) operating activities	1,782	(1,261)
Cash flows from investing activities
Capital expenditures	(1,922)	(2,140)
Proceeds from NDT fund sales	488	2,908
Investment in NDT funds	(516)	(2,939)
Collection of DPP	169	1,574
Proceeds from sales of assets and businesses	16	680
Other investing activities	(54)	12
Net cash flows (used in) provided by investing activities	(1,819)	95
Cash flows from financing activities
Changes in short-term borrowings	(700)	597
Proceeds from short-term borrowings with maturities greater than 90 days	1,150	500
Repayments on short-term borrowings with maturities greater than 90 days	(350)	—
Issuance of long-term debt	4,301	1,705
Retirement of long-term debt	(6)	(79)
Dividends paid on common stock	(332)	(374)
Proceeds from employee stock plans	9	31
Transfer of cash, restricted cash, and cash equivalents to Constellation	(2,594)	—
Other financing activities	(62)	(46)
Net cash flows provided by financing activities	1,416	2,334
Increase in cash, restricted cash, and cash equivalents	1,379	1,168
Cash, restricted cash, and cash equivalents at beginning of period	1,619	1,166
Cash, restricted cash, and cash equivalents at end of period	$2,998	$2,334

Exelon Reconciliation of GAAP Net Income (Loss) from Continuing Operations to Adjusted (non-GAAP) Operating Earnings and Analysis of Earnings
Three Months Ended March 31, 2022 and 2021
(unaudited)
(in millions, except per share data)

	Exelon Earnings per Diluted Share	ComEd		PECO		BGE		PHI		Other (a)	Exelon
2021 GAAP Net Income (Loss) from Continuing Operations	$0.53	$197		$167		$209		$128		$(176)	$525
Mark-to-Market Impact of Economic Hedging Activities (net of taxes of $1)	—	—		—		—		—		(1)	(1)
COVID-19 Direct Costs (net of taxes of $1, $0, and $1, respectively) (1)	—	—		1		1		—		—	2
Acquisition Related Costs (net of taxes of $2) (2)	0.01	—		—		—		—		6	6
ERP System Implementation Costs (net of taxes of $0, $0, $0, $1, and $2, respectively) (3)	0.01	—		1		1		1		2	5
Separation Costs (net of taxes of $0, $0, $0, $1, and $1, respectively) (4)	0.01	1		1		—		1		2	5
2021 Adjusted (non-GAAP) Operating Earnings (Loss)	$0.55	$198		$170		$211		$130		$(167)	$542

Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings:
Weather	$(0.01)	$—	(b)	$(6)		$—	(b)	$1	(b)	$—	$(5)
Load	0.02	—	(b)	10		—	(b)	5	(b)	—	15
Distribution and Transmission Rates (6)	0.09	13	(c)	36	(c)	6	(c)	30	(c)	—	85
Other Energy Delivery (7)	0.08	50	(c)	8	(c)	20	(c)	5	(c)	—	83
Operating and Maintenance Expense (8)	(0.08)	(25)		(11)		(17)		(30)		—	(83)
Pension and Non-Pension Postretirement Benefits	0.01	5		1		2		1		3	12
Depreciation and Amortization Expense (9)	(0.04)	(21)		(4)		(14)		(6)		2	(43)
Other (10)	0.02	(27)		4		(8)		—		59	28
Total Year Over Year Effects on Adjusted (non-GAAP) Operating Earnings	$0.09	$(5)		$38		$(11)		$6		$64	$92

2022 GAAP Net Income (Loss) from Continuing Operations	$0.49	$188		$206		$198		$130		$(241)	$481
ERP System Implementation Costs (net of taxes of $0) (3)	—	—		—		—		—		1	1
Separation Costs (net of taxes of $2, $1, $1, $1, $1, and $7, respectively) (4)	0.02	5		2		2		4		4	17
Income Tax-Related Adjustments (entire amount represents tax expense) (5)	0.14	—		—		—		3		131	134
2022 Adjusted (non-GAAP) Operating Earnings (Loss)	$0.64	$193		$208		$200		$136		$(103)	$634
Note:
Amounts may not sum due to rounding.
Unless otherwise noted, the income tax impact of each reconciling item between GAAP Net Income from Continuing Operations and Adjusted (non-GAAP) Operating Earnings is based on the marginal statutory federal and state income tax rates for each Registrant, taking into account whether the income or expense item is taxable or deductible, respectively, in whole or in part. For all items, the marginal statutory income tax rates for 2022 and 2021 ranged from 24.0% to 29.0%.
(a)Other primarily includes eliminating and consolidating adjustments, Exelon’s corporate operations, shared service entities, and other financing and investment activities.
(b)For ComEd, BGE, Pepco, DPL Maryland, and ACE customer rates are adjusted to eliminate the impacts of weather and customer usage on distribution volumes.
(c)For regulatory recovery mechanisms, including ComEd’s distribution formula rate and energy efficiency formula, ComEd, PECO, BGE, and PHI utilities transmission formula rates, and riders across all utilities, revenues increase and decrease i) as fully recoverable costs fluctuate (with no impact on net earnings), and ii) pursuant to changes in rate base, capital structure and ROE (which impact net earnings).
(1)Represents direct costs related to COVID-19 consisting primarily of costs to acquire personal protective equipment, costs for cleaning supplies and services, and costs to hire healthcare professionals to monitor the health of employees, which are recorded in Operating and maintenance expense.
(2)Reflects certain BSC costs related to the acquisition of Electricite de France SA's (EDF's) interest in CENG, which was completed in the third quarter of 2021, that were historically allocated to Constellation Energy Generation, LLC (Generation) but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules.
(3)Reflects costs related to a multi-year Enterprise Resource Program (ERP) system implementation, which are recorded in Operating and maintenance expense.
(4)Represents costs related to the separation primarily comprised of system-related costs, third-party costs paid to advisors, consultants, lawyers, and other experts assisting in the separation, and employee-related severance costs, which are recorded in Operating and maintenance expense.
(5)In connection with the separation, Exelon recorded an income tax expense primarily due to the long-term marginal state income tax rate change, the recognition of valuation allowances against the net deferred tax assets positions for certain standalone state filing jurisdictions, and nondeductible transaction costs.
(6)For ComEd, reflects increased electric distribution revenues due to higher rate base and higher allowed electric distribution ROE driven by an increase in treasury rates. For PECO, reflects increased revenue primarily due to distribution rate increases. For BGE, reflects increased revenue due to distribution and transmission rate increases. For PHI, reflects increased revenue primarily due to distribution and transmission rate increases.
(7)For ComEd, reflects increased electric distribution, transmission, and energy efficiency revenues due to higher fully recoverable costs.
(8)Represents Operating and maintenance expense, excluding pension and non-pension postretirement benefits. For ComEd, primarily reflects the voluntary customer refund related to the ICC investigation of matters identified in the Deferred Prosecution Agreement. For BGE, reflects higher credit loss expense. For PHI, includes increased storm costs. For Corporate, primarily reflects two offsetting items: 1) lower BSC costs that were historically allocated to Generation but are presented as part of continuing operations in Exelon’s results as these costs do not qualify as expenses of the discontinued operations per the accounting rules (Q1 2022 includes one month of costs for the period prior to the separation compared to three months of costs included in Q1 2021) and 2) an increase in Operating and maintenance expense with an offsetting increase in other income for costs billed to Constellation for services provided by Exelon through the Transition Services Agreement (TSA).
(9)Reflects ongoing capital expenditures across all utilities. For ComEd, also reflects increased amortization of deferred energy efficiency costs.
(10)For Corporate, primarily reflects an increase in other income for costs billed to Constellation for services provided by Exelon through the TSA with an offsetting increase in Operating and maintenance expense.

ComEd Statistics
Three Months Ended March 31, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Rate-Regulated Deliveries and Revenues(a)
Residential	6,751	6,685	1.0%	(1.2)%	$857	$741	15.7%
Small commercial & industrial	7,504	7,266	3.3%	2.3%	423	367	15.3%
Large commercial & industrial	6,746	6,479	4.1%	3.6%	153	134	14.2%
Public authorities & electric railroads	257	267	(3.7)%	(3.8)%	14	11	27.3%
Other(b)	—	—	n/a	n/a	239	220	8.6%
Total rate-regulated electric revenues(c)	21,258	20,697	2.7%	1.5%	1,686	1,473	14.5%
Other Rate-Regulated Revenues(d)					48	62	(22.6)%
Total Electric Revenues					$1,734	$1,535	13.0%
Purchased Power					$638	$527	21.1%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	3,165	2,989	3,085	5.9%	2.6%

Number of Electric Customers	2022	2021
Residential	3,713,397	3,696,208
Small commercial & industrial	390,994	388,483
Large commercial & industrial	1,882	1,863
Public authorities & electric railroads	4,838	4,876
Total	4,111,111	4,091,430
__________
(a)Reflects revenues from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $6 million for both the three months ended March 31, 2022 and 2021.
(d)Includes alternative revenue programs and late payment charges.

PECO Statistics
Three Months Ended March 31, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	3,758	3,767	(0.2)%	1.1%	$487	$433	12.5%
Small commercial & industrial	1,937	1,881	3.0%	3.4%	111	100	11.0%
Large commercial & industrial	3,332	3,272	1.8%	1.9%	64	57	12.3%
Public authorities & electric railroads	182	149	22.1%	22.4%	8	9	(11.1)%
Other(b)	—	—	n/a	n/a	62	52	19.2%
Total rate-regulated electric revenues(c)	9,209	9,069	1.5%	2.2%	732	651	12.4%
Other Rate-Regulated Revenues(d)					9	10	(10.0)%
Total Electric Revenues					741	661	12.1%
Natural Gas (in mmcfs)
Rate-Regulated Natural Gas Deliveries and Revenues(e)
Residential	20,837	20,674	0.8%	4.3%	218	160	36.3%
Small commercial & industrial	10,546	10,170	3.7%	5.8%	76	59	28.8%
Large commercial & industrial	10	7	42.9%	10.2%	—	—	N/A
Transportation	7,639	7,650	(0.1)%	0.7%	8	7	14.3%
Other(f)	—	—	n/a	n/a	3	2	50.0%
Total rate-regulated natural gas revenues(g)	39,032	38,501	1.4%	4.0%	305	228	33.8%
Other Rate-Regulated Revenues(d)					1	—	100.0%
Total Natural Gas Revenues					306	228	34.2%
Total Electric and Natural Gas Revenues					$1,047	$889	17.8%
Purchased Power and Fuel					$407	$316	28.8%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,228	2,302	2,416	(3.2)%	(7.8)%
Cooling Degree-Days	1	5	1	(80.0)%	—%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	1,521,255	1,512,255	Residential	499,188	493,857
Small commercial & industrial	155,485	154,637	Small commercial & industrial	44,959	44,604
Large commercial & industrial	3,102	3,109	Large commercial & industrial	5	5
Public authorities & electric railroads	10,342	10,237	Transportation	664	685
Total	1,690,184	1,680,238	Total	544,816	539,151
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended March 31, 2022 and 2021
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling less than $1 million for both the three months ended March 31, 2022 and 2021.

BGE Statistics
Three Months Ended March 31, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	3,569	3,538	0.9%	(1.3)%	$417	$362	15.2%
Small commercial & industrial	736	723	1.8%	0.9%	81	69	17.4%
Large commercial & industrial	3,173	3,109	2.1%	2.0%	131	105	24.8%
Public authorities & electric railroads	53	48	10.4%	7.4%	7	7	—%
Other(b)	—	—	n/a	n/a	97	77	26.0%
Total rate-regulated electric revenues(c)	7,531	7,418	1.5%	0.3%	733	620	18.2%
Other Rate-Regulated Revenues(d)					3	12	(75.0)%
Total Electric Revenues					736	632	16.5%
Natural Gas (in mmcfs)
Rate-Regulated Natural Gas Deliveries and Revenues(e)
Residential	21,118	18,451	14.5%	10.6%	282	216	30.6%
Small commercial & industrial	4,662	4,019	16.0%	10.3%	45	35	28.6%
Large commercial & industrial	14,743	14,039	5.0%	4.0%	65	54	20.4%
Other(f)	4,460	7,610	(41.4)%	n/a	35	31	12.9%
Total rate-regulated natural gas revenues(g)	44,983	44,119	2.0%	8.1%	427	336	27.1%
Other Rate-Regulated Revenues(d)					(9)	6	(250.0)%
Total Natural Gas Revenues					418	342	22.2%
Total Electric and Natural Gas Revenues					$1,154	$974	18.5%
Purchased Power and Fuel					$454	$331	37.2%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,241	2,197	2,388	2.0%	(6.2)%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	1,199,272	1,192,470	Residential	653,397	648,824
Small commercial & industrial	115,363	114,819	Small commercial & industrial	38,356	38,318
Large commercial & industrial	12,674	12,505	Large commercial & industrial	6,193	6,120
Public authorities & electric railroads	268	266	Total	697,946	693,262
Total	1,327,577	1,320,060
__________
(a)Reflects revenues from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for the three months ended March 31, 2022 and 2021.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.
(g)Includes operating revenues from affiliates totaling $5 million and $4 million for the three months ended March 31, 2022 and 2021, respectively.

Pepco Statistics
Three Months Ended March 31, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather- Normal % Change	2022	2021	% Change
Rate-Regulated Deliveries and Revenues(a)
Residential	2,287	2,219	3.1%	2.9%	$275	$253	8.7%
Small commercial & industrial	299	298	0.3%	(0.4)%	38	33	15.2%
Large commercial & industrial	3,249	3,054	6.4%	5.6%	253	184	37.5%
Public authorities & electric railroads	150	124	21.0%	21.7%	8	6	33.3%
Other(b)	—	—	n/a	n/a	46	51	(9.8)%
Total rate-regulated electric revenues(c)	5,985	5,695	5.1%	4.6%	620	527	17.6%
Other Rate-Regulated Revenues(d)					(6)	26	(123.1)%
Total Electric Revenues					$614	$553	11.0%
Purchased Power					$213	$166	28.3%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,013	2,012	2,113	—%	(4.7)%
Cooling Degree-Days	6	7	3	(14.3)%	100.0%

Number of Electric Customers	2022	2021
Residential	846,258	835,415
Small commercial & industrial	54,509	53,738
Large commercial & industrial	22,620	22,492
Public authorities & electric railroads	184	174
Total	923,571	911,819
__________
(a)Reflects revenues from customers purchasing electricity directly from Pepco and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from Pepco, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended March 31, 2022 and 2021.
(d)Includes alternative revenue programs and late payment charge revenues.

DPL Statistics
Three Months Ended March 31, 2022 and 2021

	Electric and Natural Gas Deliveries				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Electric (in GWhs)
Rate-Regulated Electric Deliveries and Revenues(a)
Residential	1,577	1,520	3.8%	2.6%	$207	$190	8.9%
Small commercial & industrial	606	559	8.4%	7.9%	56	46	21.7%
Large commercial & industrial	1,015	919	10.4%	10.2%	26	21	23.8%
Public authorities & electric railroads	12	12	—%	5.2%	4	4	—%
Other(b)	—	—	n/a	n/a	56	41	36.6%
Total rate-regulated electric revenues(c)	3,210	3,010	6.6%	5.9%	349	302	15.6%
Other Rate-Regulated Revenues(d)					(1)	9	(111.1)%
Total Electric Revenues					348	311	11.9%
Natural Gas (in mmcfs)
Rate-Regulated Gas Deliveries and Revenues(e)
Residential	4,453	4,394	1.3%	0.3%	51	46	10.9%
Small commercial & industrial	1,983	1,868	6.2%	6.0%	21	18	16.7%
Large commercial & industrial	457	457	—%	0.1%	3	2	50.0%
Transportation	2,207	2,224	(0.8)%	(0.7)%	4	4	—%
Other(g)	—	—	n/a	n/a	4	1	300.0%
Total rate-regulated natural gas revenues	9,100	8,943	1.8%	1.3%	83	71	16.9%
Other Rate-Regulated Revenues(f)					—	—	n/a
Total Natural Gas Revenues					83	71	16.9%
Total Electric and Natural Gas Revenues					$431	$382	12.8%
Purchased Power and Fuel					$189	$156	21.2%

Electric Service Territory				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,264	2,269	2,402	(0.2)%	(5.7)%
Cooling Degree-Days	4	5	1	(20.0)%	300.0%

Natural Gas Service Territory				% Change
Heating Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,355	2,358	2,500	(0.1)%	(5.8)%

Number of Electric Customers	2022	2021	Number of Natural Gas Customers	2022	2021
Residential	478,009	473,917	Residential	128,695	127,522
Small commercial & industrial	63,296	62,647	Small commercial & industrial	10,097	10,043
Large commercial & industrial	1,221	1,208	Large commercial & industrial	17	19
Public authorities & electric railroads	603	608	Transportation	159	160
Total	543,129	538,380	Total	138,968	137,744
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from DPL and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from DPL, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $2 million for both the three months ended March 31, 2022 and 2021.
(d)Includes alternative revenue programs and late payment charges.
(e)Reflects delivery volumes and revenues from customers purchasing natural gas directly from DPL and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from DPL, revenue also reflects the cost of natural gas.
(f)Includes revenues primarily from off-system sales.

ACE Statistics
Three Months Ended March 31, 2022 and 2021

	Electric Deliveries (in GWhs)				Revenue (in millions)
	2022	2021	% Change	Weather - Normal % Change	2022	2021	% Change
Rate-Regulated Deliveries and Revenues(a)
Residential	918	928	(1.1)%	(2.3)%	$170	$162	4.9%
Small commercial & industrial	339	305	11.1%	9.7%	47	39	20.5%
Large commercial & industrial	703	716	(1.8)%	(2.4)%	44	43	2.3%
Public authorities & electric railroads	14	13	7.7%	6.2%	4	3	33.3%
Other(b)	—	—	n/a	n/a	81	52	55.8%
Total rate-regulated electric revenues(c)	1,974	1,962	0.6%	(0.4)%	346	299	15.7%
Other Rate-Regulated Revenues(d)					3	11	(72.7)%
Total Electric Revenues					$349	$310	12.6%
Purchased Power					$178	$157	13.4%

				% Change
Heating and Cooling Degree-Days	2022	2021	Normal	From 2021	From Normal
Heating Degree-Days	2,436	2,348	2,454	3.7%	(0.7)%
Cooling Degree-Days	2	4	1	(50.0)%	100.0%

Number of Electric Customers	2022	2021
Residential	500,511	498,396
Small commercial & industrial	62,124	61,771
Large commercial & industrial	3,124	3,267
Public authorities & electric railroads	724	704
Total	566,483	564,138
__________
(a)Reflects delivery volumes and revenues from customers purchasing electricity directly from ACE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from ACE, revenues also reflect the cost of energy and transmission.
(b)Includes transmission revenue from PJM, wholesale electric revenue, and mutual assistance revenue.
(c)Includes operating revenues from affiliates totaling $1 million for both the three months ended March 31, 2022 and 2021.
(d)Includes alternative revenue programs.